EXHIBIT 21

                  THE CIT GROUP HOLDINGS, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT
                                December 31, 1995

                                                       Jurisdiction of
        Name of Subsidiary                               Incorporation
        ------------------                               -------------

The CIT Group/Credit Finance, Inc.......................   Delaware
The CIT Group/Sales Financing, Inc......................   Delaware
The CIT Group/Consumer Finance, Inc.....................   Delaware
Equipment Credit Services, Inc..........................   Delaware
North American Exchange, Inc............................   Delaware
C.I.T. Corporation (Maine)..............................   Maine
C.I.T. Corporation of the South, Inc. ..................   Delaware
William Iselin & Company, Inc. (N.Y.)...................   New York
The CIT Group/Commercial Services, Inc. ................   New York
    CIT Foreign Sales Corporation One, Ltd..............   Barbados
    CIT FSC Two, Ltd....................................   Bermuda
    CIT FSC Three, Ltd..................................   Bermuda
    CIT FSC Four, Ltd...................................   Bermuda
    CIT FSC Seven, Ltd..................................   Bermuda
    CIT FSC Nine, Ltd...................................   Bermuda
    CIT FSC Ten, Ltd....................................   Bermuda
    The CIT Group/Capital Aircraft, Inc.................   Delaware
    The CIT Group/Factoring One, Inc....................   New York
        CIT FSC Five, Ltd...............................   Bermuda
    The CIT Group/Capital Transportation, Inc...........   Delaware
The CIT Group, Inc......................................   New Jersey
The CIT Group/Capital Investments, Inc..................   New York
Assurers Exchange, Inc..................................   Delaware
C.I.T. Financial Management, Inc........................   New York
The CIT Group/Capital Equipment Financing, Inc..........   Delaware
    Banord Limited......................................   United Kingdom
    Equipment Acceptance Corporation....................   New York
The CIT Group/Asset Management Inc......................   Delaware
Commercial Investment Trust Corporation.................   Delaware
The CIT Group/Business Credit, Inc......................   New York
Meinhard-Commercial Corporation.........................   New York
650 Management Corp.....................................   New Jersey
The CIT Group/Equity Investments, Inc...................   New Jersey
    The CIT Group/Venture Capital, Inc..................   New Jersey
The CIT Group/Equipment Financing, Inc..................   New York
    C.I.T. Realty Corporation...........................   Delaware
    CIT FSC Eleven, Ltd.................................   Bermuda
    CIT FSC Twelve, Ltd.................................   Bermuda
    CIT FSC Fourteen, Ltd...............................   Bermuda
    CIT FSC Fifteen, Ltd................................   Bermuda
    CIT FSC Sixteen, Ltd................................   Bermuda
    CIT FSC Seventeen, Ltd..............................   Bermuda
    CIT FSC Eighteen, Ltd...............................   Bermuda
    CIT FSC Nineteen, Ltd...............................   Bermuda
    The CIT Group/El Paso Refinery, Inc.................   Delaware
    The CIT Group/Industrial Properties, Inc............   Delaware
       Bunga Bebaru, Ltd................................   Bermuda
       CIT Leasing (Bermuda), Ltd.......................   Bermuda
    The CIT Group/Corporate Aviation, Inc...............   Delaware
    C.I.T. Leasing Corporation..........................   Delaware
        CIT FSC Six, Ltd................................   Bermuda
        CIT FSC Eight, Ltd..............................   Bermuda
        Arctic Shipping Co., Inc........................   Delaware
        Atlantic Shipping Co., Inc......................   Delaware
        Baltic Shipping Co., Inc........................   Delaware
        Indian Shipping Co., Inc........................   Delaware
        Mediterranean Shipping Co., Inc.................   Delaware
The CIT Group, Inc......................................   Delaware
The CIT Group Securitization Corporation................   Delaware
The CIT Group/Consumer Finance, Inc. (NY)...............   New York
C.I.T. Financial International, N. V....................   Netherlands Antilles
C.I.T. Financial Overseas, B. V.........................   Netherlands Antilles
The CIT Group Securitization Corporation II.............   Delaware
The CIT GP Corporation (IL).............................   Illinois
The CIT Group/Commercial Services (Asia), Ltd...........   Hong Kong
GSFC Aircraft Acquisition Financing Corp................   Delaware